NEWS RELEASE CONTACTS May 22, 2026 Matt Curoe (Investor Relations) matt.curoe@53.com | 513-534-2345 Jennifer Hendricks Sullivan (Media Relations) Jennifer.Hendricks.Sullivan@53.com | 614-744-7693 Fifth Third Bancorp Announces Results of Early Participation in Private Exchange Offers and Consent Solicitations CINCINNATI – Fifth Third Bancorp (Nasdaq: FITB) and Fifth Third Financial Corporation (“FTFC”) announced that, in connection with the previously announced offers to Eligible Holders (as defined herein) to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes originally issued by Comerica Incorporated and assumed by FTFC as successor by merger as set forth in the table below (the “Existing FTFC Notes”) for (1) up to $1,550,000,000 aggregate principal amount of new notes issued by Fifth Third Bancorp (the “New Fifth Third Notes”) and (2) cash, and related solicitations of consents by FTFC from Eligible Holders (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to the indenture governing the Existing FTFC Notes (the “Proposed Amendments”), as of 5:00 p.m., New York City time, on May 21, 2026 (the “Early Tender Date”), the following principal amounts of each series of Existing FTFC Notes have been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked): FTFC has received the requisite number of consents to adopt the Proposed Amendments with respect to each of the two outstanding series of Existing FTFC Notes that are subject to the Exchange Offers and Consent Solicitations. Accordingly, FTFC and the trustee for each such outstanding series of Existing FTFC Notes are expected to execute and deliver a supplemental indenture to amend the indenture governing the Existing FTFC Notes effecting the Proposed Amendments, which supplemental indenture will become operational on the final settlement date, which is expected to occur within two business days after the Expiration Date (the “Final Settlement Date”). Tendered Existing FTFC Notes may no longer be withdrawn. For each $1,000 principal amount of Existing FTFC Notes validly tendered at or prior to 5:00 p.m., New York City time, on the Early Tender Date and not validly withdrawn, Eligible Holders of Existing FTFC Notes will be eligible to receive the applicable consideration as set out in the column titled “Early Title of Series of Existing FTFC Notes Aggregate Principal Amount Outstanding Notes Tendered at Early Tender Date Principal Amount Percentage 4.000% Senior Notes due 2029 $550,000,000 $330,541,000 60.10% 5.982% Fixed-To-Floating Rate Senior Notes due 2030 $1,000,000,000 $937,253,000 93.73%

Exchange Consideration” in the table below. Payment is expected to be made on the Final Settlement Date. 1 For each $1,000 principal amount of Existing FTFC Notes validly tendered after the Early Tender Date but at or before the Expiration Date (as defined herein), not validly withdrawn and accepted for exchange. 2 For each $1,000 principal amount of Existing FTFC Notes validly tendered at or before the Early Tender Date, not validly withdrawn and accepted for exchange. The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated as of May 8, 2026 (as it may be amended or supplemented, the “Offering Memorandum and Consent Solicitation Statement”). Fifth Third Bancorp, in its sole discretion, may terminate, withdraw, amend or extend any of the Exchange Offers, subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement. Any such termination, withdrawal, amendment or extension by Fifth Third Bancorp will automatically terminate, withdraw, amend or extend the corresponding Consent Solicitation, as applicable. In addition, each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offer and Consent Solicitation, although Fifth Third Bancorp may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by Fifth Third Bancorp with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation. The Exchange Offers and Consent Solicitations will expire at 5:00 p.m., New York City time, on June 8, 2026, unless extended (the “Expiration Date”). Eligible Holders who validly tender (and do not validly withdraw) their Existing FTFC Notes after the Early Tender Date but at or before the Expiration Date will be eligible to receive, on the Final Settlement Date, the applicable Exchange Consideration as set forth in the column titled “Exchange Consideration” in the table above. Payment for Existing FTFC Notes validly tendered (and not validly withdrawn) at or before the Expiration Date will be made on the Final Settlement Date. The Exchange Offers and Consent Solicitations are only being made, and documents relating to the Exchange Offers and Consent Solicitations are only being distributed, to holders of Existing FTFC Notes Title of Series of Existing FTFC Notes CUSIP Number/ ISIN Maturity Date Aggregate Principal Amount Outstanding Exchange Consideration1 Early Exchange Consideration2 4.000% Senior Notes due 2029 200340 AT4/ US200340AT44 February 1, 2029 $550,000,000 $970 principal amount of New Fifth Third 4.000% Senior Notes due 2029 $1,000 principal amount of New Fifth Third 4.000% Senior Notes due 2029 and $1.00 in cash 5.982% Fixed- To-Floating Rate Senior Notes due 2030 200340 AW7/ US200340AW72 January 30, 2030 $1,000,000,000 $970 principal amount of New Fifth Third 5.982% Fixed-To- Floating Rate Senior Notes due 2030 $1,000 principal amount of New Fifth Third 5.982% Fixed-To- Floating Rate Senior Notes due 2030 and $1.00 in cash who complete and return an eligibility letter confirming that they are persons (a) in the United States who are reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) who are outside the United States who are not “U.S. persons” as defined in Rule 902 under the Securities Act and who are eligible to participate in the Exchange Offer pursuant to the laws of the applicable jurisdiction, as set forth in the eligibility letter (“Eligible Holders”). The Exchange Offers and Consent Solicitations are not being made to holders of Existing FTFC Notes who are located in Canada. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement, a copy of which may be obtained by Eligible Holders by contacting D.F. King & Co., Inc., the Exchange Agent and Information Agent in connection with the Exchange Offers and Consent Solicitations, by sending an email to FITB@dfking.com or by calling (866) 207-3626 (U.S. toll-free) or (212) 365-6884 (banks and brokers). The eligibility letter is available electronically at: https://www.dfking.com/fitb. This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. This press release should not be construed as an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any Fifth Third Bancorp securities or other securities by FTFC. No offer, solicitation, purchase or sale is being made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made to Eligible Holders solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law. The New Fifth Third Notes have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act or any state or foreign securities laws. Therefore, the New Fifth Third Notes may not be offered or sold in the United States or to any U.S. person absent registration, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. In connection with the Exchange Offers, Fifth Third Bancorp will enter into a registration rights agreement, pursuant to which Fifth Third Bancorp will be obligated to use commercially reasonable efforts to file with the SEC and cause to become effective a registration statement with respect to an offer to exchange each series of New Fifth Third Notes for new notes within 365 days of the settlement date. In addition, Fifth Third Bancorp has agreed to use commercially reasonable efforts to file a shelf registration statement to cover resales of the New Fifth Third Notes under the Securities Act in certain circumstances. About Fifth Third Fifth Third is a bank that’s as long on innovation as it is on history. Since 1858, we’ve been helping individuals, families, businesses and communities grow through smart financial services that improve lives. Our list of firsts is extensive, and it’s one that continues to expand as we explore the intersection of tech-driven innovation, dedicated people and focused community impact. Fifth Third is one of the few U.S.-based banks to have been named among Ethisphere’s World’s Most Ethical Companies® for several years. With a commitment to taking care of our customers, employees, communities and shareholders, our goal is not only to be the nation’s highest performing regional bank, but to be the bank people most value and trust. Fifth Third Financial Corporation is an Ohio corporation and the direct parent company of Fifth Third Bank, National Association. Fifth Third Bancorp is the parent company of Fifth Third Financial Corporation

25859604v3 and its common stock is traded on the NASDAQ® Global Select Market under the symbol "FITB." Investor information and press releases can be viewed at www.53.com. Deposit and credit products provided by Fifth Third Bank, National Association. Member FDIC. FORWARD-LOOKING STATEMENTS This communication contains statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "believe," "deliver," "expect," "may," "should," "will," "would," and other similar words and expressions or the negative of such terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the timing of the Exchange Offers and Consent Solicitations. No assurances can be given that the forward-looking statements contained in this communication will occur as expected and actual results may differ materially from those included in this communication. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. Important risks, uncertainties and other factors are described in the Offering Memorandum and Consent Solicitation Statement. These and other important factors, including those discussed under "Risk Factors" in Fifth Third Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as Fifth Third’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward- looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Fifth Third disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.